Description of Business and Nature of Operations	12 Months Ended
Dec. 31, 2017
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Description of Business and Nature of Operations
1.	DESCRIPTION OF BUSINESS AND NATURE OF OPERATIONS

Goldcorp Inc. is the ultimate parent company of its consolidated group (“Goldcorp” or “the Company”). The Company is incorporated and domiciled in Canada, and its head office is at Suite 3400 – 666 Burrard Street, Vancouver, British Columbia, V6C 2X8.

The Company is a gold producer engaged in the operation, exploration, development and acquisition of precious metal properties in Canada, the United States, Mexico, and Central and South America. The Company’s current sources of operating cash flows are primarily from the sale of gold, silver, lead, zinc and copper.

The Company’s principal producing mining properties are comprised of the Éléonore, Musselwhite, Porcupine and Red Lake mines in Canada; the Peñasquito mine in Mexico; the Cerro Negro mine in Argentina; and the Pueblo Viejo mine (40% interest) in the Dominican Republic. At December 31, 2017, the Company’s significant projects include the Borden, Cochenour and Coffee projects in Canada, and the NuevaUnión (50% interest) and Norte Abierto (50% interest) projects in Chile.

In 2017, the Company acquired 50% of the Cerro Casale project which was contributed to a newly formed 50/50 joint operation with Barrick Gold Corporation (“Barrick”). The Company also acquired 100% of Exeter Resource Corporation (“Exeter”) and its Caspiche project (“Caspiche”), which was contributed to the joint operation with Barrick (note 7(a)). Barrick and Goldcorp each owns a 50% interest in the combined project, Norte Abierto.

On April 7, 2017, the Company completed the sale of the Los Filos mine in Mexico to Leagold Mining Corporation (“Leagold”) (note 8(a)) and received shares of Leagold as part of the consideration. The Company currently owns 22.9% of Leagold’s issued and outstanding shares which is accounted for as an investment in associate using the equity method.